                                                                      Exhibit 16

                                POWER OF ATTORNEY

I, the undersigned Director of each of Columbia Growth Fund, Inc., Columbia International Stock Fund, Inc., Columbia Short Term Bond Fund, Inc., Columbia Special Fund, Inc. and Columbia Strategic Value Fund, Inc. (each a "Company"), hereby severally constitute and appoint Jeff Curtis and Mark Wentzien, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, and in my name and in the capacities indicated below, the Registration Statements on Form N-14 of each Company and any and all amendments (including post-effective amendments) to said Registration Statements and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.


/s/ J. JERRY INSKEEP, JR.
--------------------------------------------
J. Jerry Inskeep, Jr., Chairman and Director

Dated: June 24, 2002

                                POWER OF ATTORNEY

I, the undersigned Director of each of Columbia Growth Fund, Inc., Columbia International Stock Fund, Inc., Columbia Short Term Bond Fund, Inc., Columbia Special Fund, Inc. and Columbia Strategic Value Fund, Inc. (each a "Company"), hereby severally constitute and appoint Jeff Curtis and Mark Wentzien, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, and in my name and in the capacities indicated below, the Registration Statements on Form N-14 of each Company and any and all amendments (including post-effective amendments) to said Registration Statements and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.


/s/ JAMES C. GEORGE
--------------------------------------------
James C. George, Director

Dated: June 24, 2002

                                POWER OF ATTORNEY

I, the undersigned Director of each of Columbia Growth Fund, Inc., Columbia International Stock Fund, Inc., Columbia Short Term Bond Fund, Inc., Columbia Special Fund, Inc. and Columbia Strategic Value Fund, Inc. (each a "Company"), hereby severally constitute and appoint Jeff Curtis and Mark Wentzien, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, and in my name and in the capacities indicated below, the Registration Statements on Form N-14 of each Company and any and all amendments (including post-effective amendments) to said Registration Statements and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.


/s/ PATRICK J. SIMPSON
--------------------------------------------
Patrick J. Simpson, Director

Dated: June 25, 2002

                                POWER OF ATTORNEY

I, the undersigned Director of each of Columbia Growth Fund, Inc., Columbia International Stock Fund, Inc., Columbia Short Term Bond Fund, Inc., Columbia Special Fund, Inc. and Columbia Strategic Value Fund, Inc. (each a "Company"), hereby severally constitute and appoint Jeff Curtis and Mark Wentzien, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, and in my name and in the capacities indicated below, the Registration Statements on Form N-14 of each Company and any and all amendments (including post-effective amendments) to said Registration Statements and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.


/s/ RICHARD L. WOOLWORTH
------------------------------------
Richard L. Woolworth, Director

Dated: June 24, 2002